UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

uniQure N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36294	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paasheuvelweg 25a, 1105 BP Amsterdam, The Netherlands	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +31-20-566-7394

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value €0.05 per share	QURE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Principal Financial Officer.

On June 15, 2021, uniQure N.V. (“uniQure”) appointed Christian Klemt as its Chief Financial Officer. Mr. Klemt was uniQure’s Chief Accounting Officer from August 2017 to June 2021, and he will continue to serve as general manager of uniQure’s Amsterdam site. Matthew Kapusta, who has been uniQure’s Chief Executive Officer since December 2016 and had been its Chief Financial Officer from January 2015 to June 2021, will continue to serve as uniQure’s Chief Executive Officer. In connection with his transition to Chief Financial Officer, Mr. Klemt will also serve as uniQure’s Principal Financial Officer.

In satisfaction of the disclosure required under Items 401(b), (d) and (e) of Regulation S-K (“Regulation S-K”) under the Securities Act of 1933, as amended, the section entitled “Directors and Senior Management” of uniQure’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2021 (the “Proxy Statement”), is incorporated by reference herein. Since the beginning of uniQure’s last fiscal year, uniQure has not engaged in any transaction in which M. Klemt has a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Amendment to the 2014 Restated Plan

uniQure held its 2021 Annual General Meeting of Shareholders (“AGM”) on Wednesday, June 16, 2021. The total number of uniQure’s ordinary shares (“Ordinary Shares”) eligible to vote at the AGM was 46,023,621, with one vote per Ordinary Share. At the AGM, uniQure’s shareholders approved an amendment to the uniQure 2014 Share Incentive Plan (as amended or restated, the “Plan”), to increase the number of authorized Ordinary Shares issuable thereunder by 4,000,000. The material terms of the Plan are summarized in the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the AGM, the shareholders of uniQure voted on the following agenda items, each of which is described in more detail in the Proxy Statement:

Agenda Item IV - To adopt the 2020 Dutch statutory annual accounts and treatment of the results

Regarding the proposal to adopt the Dutch statutory annual accounts for the financial year 2020, 35,536,851 votes were cast in favor of the proposal, 28,905 votes were cast against the proposal, 52,968 votes abstained, and there were no non-votes and no uncast votes.

Agenda Item V - To discharge the liability of the Board of Directors of uniQure (the “Board”)

Regarding the proposal to grant discharge to the members of the Board for the management and conducted policy during the financial year 2020, 28,013,486 votes were cast in favor of the proposal, 210,236 votes were cast against the proposal, 47,738 votes abstained, there were 7,347,264 non-votes and no uncast votes.

Agenda Item VI(a) - To reappoint Mr. David Meek as a non-executive director

Regarding the proposal to reappoint Mr. David Meek as a non-executive director of the Board for a term ending at uniQure’s 2024 annual general meeting, 26,682,610 votes were cast in favor of the proposal, 1,586,228 votes were cast against the proposal, 2,622 votes abstained, there were 7,347,264 non-votes and no uncast votes.

Agenda Item VI(b) - To reappoint Ms. Paula Soteropoulos as a non-executive director

Regarding the proposal to reappoint Ms. Paula Soteropoulosas as a non-executive director of the Board for a term ending at uniQure’s 2024 annual general meeting, 24,678,574 votes were cast in favor of the proposal, 3,589,471 votes were cast against the proposal, 3,415 votes abstained, there were 7,347,264 non-votes and no uncast votes.

Agenda Item VII – To amend the 2014 Restated Plan

Regarding the proposal to amend the 2014 Restated Plan, 24,088,491 votes were cast in favor of the proposal, 11,489,137 votes were cast against the proposal, 41,096 votes abstained, and there were no non-votes and no uncast votes.

Agenda Item VIII – To renew the designation of the Board as the competent body to issue Ordinary Shares and grant rights to subscribe for Ordinary Shares

Regarding the proposal to renew the designation of the Board as the competent body to issue Ordinary Shares and grant rights to subscribe for Ordinary Shares, 24,048,273 votes were cast in favor of the proposal, 11,517,148 votes were cast against the proposal, 53,303 votes abstained, and there were no non-votes and no uncast votes.

Agenda Item IX – To reauthorize the Board as the competent body to exclude or limit preemptive rights in connection with the issuance of Ordinary Shares

Regarding the proposal to reauthorize the Board as the competent body to exclude or limit preemptive rights in connection with the issuance of Ordinary Shares, 24,296,596 votes were cast in favor of the proposal, 11,276,131 votes were cast against the proposal, 45,997 votes abstained, and there were no non-votes and no uncast votes.

Agenda Item X – To reauthorize the Board to repurchase Ordinary Shares

Regarding the proposal to reauthorize the Board to acquire uniQure’s own fully paid-up Ordinary Shares up to a maximum of 10% of the issued share capital of uniQure for a period of 18 months from the date of the AGM, 35,581,047 votes were cast in favor of the proposal, 26,308 votes were cast against the proposal, 11,369 votes abstained, and there were no non-votes and no uncast votes.

Agenda Item XI – To appoint KPMG Accounts N.V (“KPMG”) as uniQure’s external auditors for the financial year 2021

Regarding the proposal to appoint KPMG as the external auditor for the financial year 2021, 35,591,744 votes were cast in favor of the proposal, 14,083 votes were cast against the proposal, 12,897 votes abstained, and there were no non-votes and no uncast votes.

Agenda Item XII – To approve the amendment to uniQure’s Articles of Association

Regarding the proposal to approve the amendment to uniQure’s Articles of Association, 28,181,036 votes were cast in favor of the proposal, 83,252 votes were cast against the proposal, 7,172 votes abstained, there were 7,347,264 non-votes and no uncast votes.

Agenda Item XIII – To approve, on an advisory basis, the compensation of uniQure’s named executive officers

Regarding the proposal to approve, on an advisory basis, the compensation of uniQure’s named executive officers as disclosed in the Proxy Statement, 24,753,132 votes were cast in favor of the proposal, 3,509,699 votes were cast against the proposal, 8,629 votes abstained, there were 7,347,264 non-votes and no uncast votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIQURE N.V.

Date: June 21, 2021	By:	/S/ MATTHEW KAPUSTA
Matthew Kapusta
Chief Executive Officer and Chief Financial Officer

4